Subsequent Event	12 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 19 - Subsequent Event

On July 3, 2018, the Company issued 100,000 incentive shares to Long Yi and 50,000 shares to Wenyuan Zhang under the Company’s 2018 Equity Incentive Plan.

On July 10, 2018, the financial loan dispute of which the Company was defendant with an aggregated indemnity balance $5,889,666 was adjudicated by the Court. The Company was ordered to repay the aggregated delinquent balances of $5,889,666 to Shanghai Pudong Development Bank. As of June 30, 2018, Shanghai Pudong Development Bank transferred the recourse right to China Orient Asset Management Co., Ltd. The Company need to repay the delinquent amount to China Orient Asset Management Co., Ltd.

On September 18, 2018, the Company entered into certain securities purchase agreement with certain non US persons pursuant to which the Company agreed to offer and sell up to 2,500,000 ordinary shares at $0.55 per shares. The net proceeds of the Offering shall be used by the Company for working capital and general corporate purposes.

On October 28, 2018, in anticipation of the Closing, the Company has entered into a series of VIE agreements between Shanghai MYT and Hunan MYT (the “VIE Agreements”), pursuant to which the Company is going to launch a tea shop chain under the brand Mingyuntang in China as part of the Company’s efforts to explore new business lines outside of its specialty chemical business.

Except for the above, there were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our financial statements for the year ended June 30, 2018.